TRANSPARENT VALUE TRUST

Transparent Value Large-Cap Aggressive Fund, Transparent Value Large-Cap Core Fund, Transparent Value Large-Cap Defensive Fund, Transparent Value Dividend Fund, Transparent Value Large-Cap Growth Fund, Transparent Value Large-Cap Market Fund, Transparent Value Large-Cap Value Fund, and Transparent Value Directional Allocation Fund, each a series of Transparent Value Trust

SUPPLEMENT DATED SEPTEMBER 10, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JANUARY 28, 2013

Changes to Portfolio Holdings Disclosure Policy:

The section “PORTFOLIO HOLDINGS” on pages 36-37 of the SAI is hereby deleted and replaced with the following:

PORTFOLIO HOLDINGS

The Board has approved, and is responsible for oversight of, a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties.  These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders, and those of the Funds’ Adviser, Sub-Adviser, principal underwriter or any affiliated person of the Funds, the Adviser, Sub-Adviser or the principal underwriter.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders, which are filed with the SEC on Form N-CSR and distributed to shareholders.  Each Fund’s complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.

In addition, each Fund’s portfolio holdings information is available on the Funds’ web site – www.transparentvalue.com.  The Funds generally post a detailed list of the securities held by each Fund (portfolio holdings) within 60 days after the end of the quarter.  The Adviser or Sub-Adviser may exclude any portion of the portfolio holdings from publication when deemed in the best interest of a Fund.  The postings generally remain until replaced by new postings as described above.  This information is publicly available to all categories of persons.

The Funds’ policies and procedures provide that an authorized person may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times than the information posted to the Internet, including disclosing portfolio holdings to third parties as frequently as daily with no lag time; provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program other than to engage in bona fide hedging transactions for legitimate business purposes.  No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds’ portfolio holdings information.  The Funds will review a third party’s request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

With the exception of disclosures to certain service providers and to rating and ranking organizations as described below, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser.  The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential, that the recipient has a duty not to trade on the non-public information other than to engage in bona fide hedging transactions for legitimate business purposes and the recipient will use such information solely to analyze and rank the Funds, to perform due diligence and asset allocation or for another legitimate business purpose, depending on the recipient of the information.  The Adviser currently does not have any arrangements to provide Fund portfolio holdings information (including security name, ticker symbol, CUSIP, number of shares, current market value and percentage of portfolio, as well as percentage weightings for the Funds’ top ten holdings) to third parties prior to the date on which portfolio holdings information is posted on the Funds’ web site.

The Funds’ Custodian and Administrator may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Funds’ service providers that would prohibit them from disclosing or trading on the Funds’ non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.

From time to time, rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics.  The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.